Exhibit 10.9

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “First Amendment”) is made as of the 2nd day of September, 2011, by and between Domain Gateway I, LP, a Texas limited partnership (“Seller”), and KBS Capital Advisors LLC, a Delaware limited liability company (“Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

RECITALS

A.       Seller and Buyer are parties to that certain Agreement of Purchase and Sale dated as of August 22, 2011 (the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B.       Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this First Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:

1.        Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.

2.        Contingency Period. The last day of the Contingency Period shall be, and hereby is, extended from September 2, 2011, at 5:00 p.m. Central Standard Time to September 9, 2011, at 5:00 p.m. Central Standard Time.

3.        Effectiveness of Agreement. Except as modified by this First Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.

4.        Counterparts. This First Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

5.        Telecopied Signatures. A counterpart of this First Amendment that is signed by one party to this First Amendment and telecopied to the other party to this First Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this First Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this First Amendment.

6.        Successors and Assigns. All of the terms and conditions of this First Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this First Amendment to Purchase and Sale Agreement and Escrow Instructions as of the date first above stated.

[SIGNATURES ON NEXT PAGE]

“SELLER”

DOMAIN GATEWAY I, LP, a Texas limited partnership

By:	RREEF DOMAIN GP, LLC,
a Delaware limited liability company
Its: General Partner

By: /s/ authorized signatory
Its: Assistant Vice President

“BUYER”

KBS CAPITAL ADVISORS LLC, a Delaware limited liability company

By: /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer